As filed with the Securities and Exchange Commission on March 12, 2004
                         Registration No. 333-92460
 =========================================================================

                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K
                             CURRENT REPORT
                   Pursuant to Section 13 or 15(d)
               of the Securities Exchange Act of 1934

                            Date of Report
                            March 12, 2004


                            SONIC MEDIA CORP.
           ----------------------------------------------------
          (Exact name of registrant as specified in its charter)


  Nevada                                                     68-0507505
(State or jurisdiction  (Primary Standard Industrial      (I.R.S. Employer
 of incorporation       Classification Code Number)     Identification No.)
 or organization)

                    	   400-55 Water Street
                   Vancouver, British Columbia, V6B 1A1, Canada
                             (604) 899-7977
             -----------------------------------------------
      (Address and telephone number of principal executive offices)


(Former name or former address, if changed since last report)
                          2200-1420 Fifth Avenue
               		 Seattle, Washington 98101
                              (206) 310-1344


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     On March 9, 2004 David T. Kalenuik, Robert A. Sinnott, Humaira A. Sinnott, Nathan Kalenuik, Gregory G. Cowan, William L. Kalenuik, Nemesis Software Systems Inc., and STB Technologies Ltd. (the Purchasers) and the two (2) controlling shareholders of Sonic Media Corp. (the Issuer or SMED), Kenneth H. Finkelstein and Robert Jarva, finalized a share purchase agreement involving a class of securities registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the Exchange Act). The following material terms and conditions are reflected in the share purchase agreement that has been adopted by the Board of Directors of the Issuer and the Purchasers and ratified by the controlling Shareholders of the Issuer in an action by written consent.

     On the execution date of the share purchase agreement, the Purchasers and/or its designee(s) will purchase an aggregate of 9,750,000 issued shares of SMED common stock (the Purchased Shares). In consideration for the Purchased Shares, the Purchasers paid to the controlling shareholders of SMED $100,000 in cash and which the Company shall acknowledge as fair, just and reasonable compensation for the Purchased Shares. The shares exchanged in this transaction are restricted securities as that term is defined in Paragraph (a)(3) of Rule 144, under the Securities Act of 1933, as amended (the Securities Act).

     The Agreement contains the basic terms and conditions set forth herein together with such other representations, warranties, covenants, terms, indemnities and conditions as would be usual and customary for a transaction of this nature and which are mutually agreeable to the parties. In addition, the Agreement shall be subject to review authorization by the appropriate state and federal regulatory bodies.

     There are no arrangements, known to the registrant, including any pledge by any person of securities of the registrant or any of its parents, the operation of which may at a subsequent date result in a change in control of the registrant.

     There are no loans or pledges obtained by the new control group for the purpose of acquiring control.

     SMED has tendered to the Purchasers the resignation of each of the officers and directors of SMED, Kenneth H. Finkelstein and Robert Jarva effective seriatim on that date, with such vacancies filled by the nominees of SMED, and who shall serve until the next annual shareholders meeting. The new directors and officers of the registrant are to be as follows:

              Name               Position
              ----               --------
         David T. Kalenuik       President and Director
         Robert A. Sinnott, PhD. Secretary, Treasurer and Director


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

a.) CHANGE OF ADDRESS

The new address for the Company is 55 Water Street, Suite 400,
Vancouver, British Columbia, V6B 1A1, Canada. The new telephone number for the business is 604-899-7977.

ITEM 7(c). EXHIBITS

     99.1 Share Purchase Agreement executed March 9, 2004.


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 12, 2004

SONIC MEDIA CORP.


                              By:

                              /s/David T. Kalenuik
                              -------------------
                              David T. Kalenuik, President